SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): April 5, 2000



                           Paragon Technologies, Inc.
                           --------------------------
                 (Exact name of issuer as specified in charter)




        Pennsylvania                   0-03362                    22-1643428
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
     of Incorporation or                file                    Identification
        Organization)                  number)                      Number)



                                600 Kuebler Road,
                           Easton, Pennsylvania 18040
                    (Address of principal executive offices)


                                 (610) 252-7321
              (Registrant's telephone number, including area code)

                            SI Handling Systems, Inc.
                           (Former Name of Registrant)

Item 5.   Other Events.
          ------------


     On April 5, 2000, SI Handling Systems, Inc. amended its Articles of Incorporation in order to change its name to Paragon Technologies, Inc.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (c)   Exhibits.

          Exhibit No.      Exhibit
          ----------       -------
             3.1           Certificate of Amendment as filed with the Secretary
                           of State of the Commonwealth of Pennsylvania on April 5, 2000



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Paragon Technologies, Inc.


                                          By:    /s/ William F. Moffitt
                                                 -------------------------------
                                          Name:  William F. Moffitt
                                          Title: Vice President - Finance and
                                                   Chief Financial Officer

Dated:   April 7, 2000

                                INDEX OF EXHIBITS


         Exhibit No.       Exhibit
         ----------        -------

           3.1 Certificate of Amendment as filed with the Secretary of State of the Commonwealth of Pennsylvania on April 5, 2000